Core Scientific and AMD Announce Infrastructure Partnership News Highlights: • Partnership expands AMD ecosystem access to AI-ready infrastructure to support growing demand for AMD compute • AMD secures more than 500 megawatts of U.S. capacity to support end customer deployments beginning in 2027, with the ability to expand up to 2.5 gigawatts MIAMI, Florida and SANTA CLARA, Calif., July 28, 2026 — Core Scientific (NASDAQ: CORZ) and AMD (NASDAQ: AMD) today announced a partnership to shape the future of AI infrastructure, with AMD to secure up to 2.5 gigawatts of data center capacity to support end customer deployments of AMD AI solutions. As part of the agreement, Core Scientific and AMD will collaborate on physical infrastructure design and the deployment of AMD Instinct™ GPUs, EPYC™ CPUs, and ROCm™ software. As AI demand continues to accelerate, access to power, land and data center infrastructure has become critical to bringing new AI compute online. The agreement expands capacity for the AMD ecosystem with more than 500 megawatts of U.S. infrastructure beginning in 2027, with the opportunity to scale up to 2.5 gigawatts. By expanding access to Core Scientific’s AI-ready infrastructure, AMD is enabling end customers to deploy AI faster and at greater scale. "AI deployments are accelerating rapidly and bringing that compute online requires trusted infrastructure partners with the scale and power to support the next era of AI," said Mathew Hein, senior vice president and chief strategy officer of corporate development at AMD. "Core Scientific's extensive portfolio of AI-ready data centers expands access to the infrastructure our customers need to deploy AMD AI solutions at scale. Together, we are helping model builders, cloud providers and enterprises accelerate AI adoption while strengthening the AMD ecosystem.” “We are proud to establish a strategic relationship with AMD and support the continued deployment of its next-generation products,” said Adam Sullivan, Chief Executive Officer of Core Scientific. “Our proven execution capabilities and ability to deliver high-density infrastructure at scale position us to support AMD’s technology roadmap and grow our relationship meaningfully over time.”

As part of the agreement, AMD will also receive market-priced warrants to purchase Core Scientific’s common stock, subject to certain commercial conditions. About Core Scientific Core Scientific is a leader in designing, building and operating large scale, purpose-built data centers for high-density colocation (“HDC”) services. Core Scientific operates facilities for high- density colocation services serving artificial intelligence-related (“AI”) workloads and is a premier provider of digital infrastructure and services to its third-party customers. The majority of the Company's revenue is derived from high-density colocation services, with the remainder derived from earning digital assets for the Company's own account and from digital asset mining hosting services. The Company is in the process of repurposing its remaining mining facilities to support its high-density colocation services business as circumstances allow. Core Scientific’s facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (4). To learn more, visit www.corescientific.com. About AMD AMD (NASDAQ: AMD) drives innovation in high-performance and AI computing to solve the world’s most important challenges. Today, AMD technology powers billions of experiences across cloud and AI infrastructure, embedded systems, AI PCs and gaming. With a broad portfolio of AI-optimized CPUs, GPUs, networking and software, AMD delivers full-stack AI solutions that provide the performance and scalability needed for a new era of intelligent computing. Learn more at www.amd.com. CAUTIONARY STATEMENT This press release contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the anticipated benefits and expectations of the proposed strategic partnership with Core Scientific; the expected deployment and timing of 500 megawatts of U.S. infrastructure and the expansion of up to 2.5 gigawatts; the expected benefits from the parties’ collaboration on physical infrastructure design and the deployment of AMD Instinct™ GPUs, EPYC™ CPUs, and ROCm™ software; AMD’s expectations about AI demand; future capabilities and growth opportunities; AMD’s ability to help end customers to deploy AI faster at greater scale; strengthening AMD’s ecosystem; expectations about Core Scientific’s ability to deliver high-density infrastructure at scale to support AMD’s technology roadmap; the expected demand for AMD products, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this press release are based on current beliefs, assumptions and expectations, speak only as of the date of this press release and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and are generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: impact of government actions and regulations such as export regulations, import tariffs, trade protection measures, and licensing requirements; competitive markets in which AMD’s products are sold; the cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; AMD’s ability to introduce products on a timely basis with expected features and performance levels; loss of a significant customer; economic and market uncertainty; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, components (such as memory supply), substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to generate revenue from its semi- custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyberattacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; failure to maintain an efficient supply chain as customer demand changes; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of climate change on AMD’s business; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals related provisions and other laws or regulations; evolving expectations from governments, investors, customers and other stakeholders regarding corporate responsibility matters; issues related to the responsible use of AI; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit agreement; AMD’s ability to satisfy financial obligations under guarantees, leases and other commercial commitments; impact of acquisitions, joint ventures and/or investments on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain key employees; and AMD’s stock price volatility. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q.

### Core Scientific’s Special Note Regarding Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward-looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward- looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, successfully complete construction of its data centers, source sufficient electrical energy, necessary long lead infrastructure components, supplies and equipment, the advantages and expected growth of the Company, the Company’s ability to source and retain talent, and our ability to source and consummate acquisitions of entities holding suitable land and power. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Core Scientific Contact:

ir@corescientific.com AMD Contact: Brandi Martina AMD Communications (512) 705-1720 Brandi.martina@amd.com Liz Stine AMD Investor Relations (720) 652-3965 liz.stine@amd.com